UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION



	Washington, D.C. 20549
	________________________________________



	FORM 8-K



	CURRENT REPORT
	PURSUANT TO SECTION 13 OR 15(d) OF THE
	SECURITIES EXCHANGE ACT OF 1934


	Date of Report (Date of earliest event reported) April 23, 1996


	THE MONTANA POWER COMPANY
	(Exact name of registrant as specified in its charter)


           Montana	  1-4566	    81-0170530
(State or other jurisdiction	(Commission	(IRS Employer
     of incorporation)	File Number)	Identification No.)


	40 East Broadway, Butte, Montana 59701
	(Address of principal executive offices) (zip code)

	Registrant's telephone number, including area code (406) 723-5421

	Exhibit Index is found on page 4.



ITEM 5.  Other Events

	First Quarter Net Income

	Net income for the quarter ended March 31, 1996 was 70 cents per share, compared with 61 cents per share for the first quarter 1995. The nine cent increase is primarily due to two nonrecurring charges recorded in the first quarter of 1995. A coal contract arbitration decision decreased Entech's earnings by 18 cents per share, but benefited Utility earnings by 13 cents through a retroactive adjustment to power supply costs. In addition, Entech's Colorado coal mine, which had sustained operating losses of six cents per share during last year's first quarter, is being permanently closed and was written down to net salvage value effective October 1995.

Colder weather, increased hydroelectric generation and 2.6% customer growth over last year contributed to higher Utility earnings. Low wholesale prices resulting from the increased availability of low cost energy in the region allowed the Utility to serve its obligations with less reliance on steam generation. While this benefits the Utility, Entech's coal sales are reduced when generation at the Colstrip units is cut back.

	Also during the first quarter the Independent Power Group (IPG) continued its growth in earnings from investments in operating projects.

	Net income for the twelve-month period ended March 31, 1996, decreased 88 cents per share compared with the same period in 1995. In addition to the items discussed for the quarter, consolidated earnings declined principally due to the previously mentioned writedown of the investment in the Colorado mine and the adoption of a new financial accounting standard "Accounting for the Impairment of Long-Lived Assets and Assets to be Disposed Of" (SFAS
No. 121). IPG earnings for the twelve-months ended 1996 were lower than the 1995 period, when significant earnings from project development fees were recorded.

	For comparative purposes, the following table shows the breakdown of consolidated net income per share by principal business segment.


	      Quarter Ended
	March 31,	March 31,
	   1996	   1995

	Utility Operations	$    0.50	$    0.55
	Entech	     0.15	     0.03
	Independent Power Group	     0.05	     0.03
		Consolidated	$    0.70	$    0.61


	   Twelve Months Ended
	March 31,	   March 31,
	   1996	   1995

	Utility Operations	$    1.17	$    0.99
	Entech	    (0.25)	     0.71
	Independent Power Group	     0.10	     0.20
		Consolidated	$    1.02	$    1.90


ITEM 7.	Exhibits

99a	Consolidated Statements of Income for the Quarters Ended March 31, 1996
and 1995 and for the Twelve Months Ended March 31, 1996 and 1995.

99b	Utility Operations Schedule of Revenues and Expenses for the Quarters
Ended March 31, 1996 and 1995 and for the Twelve Months Ended March 31,
1996 and 1995.

99c	Entech Operations Schedule of Revenues and Expenses for the Quarters
Ended March 31, 1996 and 1995 and for the Twelve Months Ended March 31,
1996 and 1995.

99d	Independent Power Group Operations Schedule of Revenues and Expenses for
the Quarters Ended March 31, 1996 and 1995 and for the Twelve Months
Ended March 31, 1996 and 1995.



	Exhibit Index

Exhibit	Page

99a	Consolidated Statement of Income for the Quarters Ended
	March 31, 1996 and 1995 and for the Twelve Months Ended
	March 31, 1996 and 1995.  	 5

99b	Utility Operations Schedule of Revenues and Expenses for
	the Quarters Ended March 31, 1996 and 1995 and for the
	Twelve Months Ended March 31, 1996 and 1995.	 6

99c	Entech Operations Schedule of Revenues and Expenses for the
	Quarters Ended March 31, 1996 and 1995 and for the Twelve
	Months Ended March 31, 1996 and 1995.	 7

99d	Independent Power Group Operations Schedule of Revenues
	and Expenses for the Quarters Ended March 31, 1996 and 1995
	and for the Twelve Months Ended March 31, 1996 and 1995.	 8



CONSOLIDATED STATEMENT OF INCOME	Exhibit 99a
The Montana Power Company and Subsidiaries

		  Quarter Ended	Twelve Months Ended
		    March 31,   	     March 31,
		  1996	  1995	  1996	  1995
		          Thousands of Dollars
REVENUES		$ 264,405	$ 262,297	$ 955,510	$ 990,387

EXPENSES:
	Operations		  109,470	  113,803	  416,679	  435,770
	Maintenance		   11,654	   15,340	   64,600	   74,385
	Selling, general and administrative		   23,470	   27,536	   97,440	  107,446
	Taxes other than income taxes		   22,680	   21,920	   90,618	   95,065
	Depreciation, depletion and amortization		   20,755	   22,693	   85,038	   87,138
	Writedowns of Long-Lived Assets		         	         	   74,297
					  188,029	  201,292	  828,672	  799,804

	INCOME FROM OPERATIONS		   76,376	   61,005	  126,838	  190,583

INTEREST EXPENSE AND OTHER INCOME:
	Interest		   11,986	   10,955	   44,819	   42,990
	Other (income) deductions - net		      273	   (1,558)	   (9,001)	  (12,228)
	   12,259	    9,397	   35,818	   30,762

INCOME TAXES		   23,802	   17,276	   28,100	   51,075

NET INCOME		   40,315	   34,332	   62,920	  108,746
DIVIDENDS ON PREFERRED STOCK		    1,807	    1,807	    7,227	    7,227

NET INCOME AVAILABLE FOR COMMON STOCK		$  38,508	$  32,525	$  55,693	$ 101,519

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (000)		   54,639	   53,738	   54,346	   53,374

NET INCOME PER SHARE OF COMMON STOCK		$    0.70	$    0.61	$    1.02	$    1.90

</TABLE



UTILITY OPERATIONS	Exhibit 99b

		  Quarter Ended	Twelve Months Ended
		    March 31,     	     March 31,
		  1996	  1995	  1996	  1995
		          Thousands of Dollars
ELECTRIC UTILITY

REVENUES:
	Revenues		$ 119,887	$ 117,184	$ 424,702	$ 423,602
	Intersegment revenues		    2,028	    1,573	    6,268	    5,962
					  121,915	  118,757	  430,970	  429,564

EXPENSES:
	Power supply		   41,746	   35,347	  154,639	  168,183
	Transmission and distribution		    7,459	    6,428	   27,945	   27,499
	Selling, general and administrative		   11,313	   12,048	   41,198	   46,031
	Taxes other than incomes taxes		   11,938	   11,605	   43,635	   43,089
	Depreciation and amortization		   11,547	   10,621	   43,433	   41,144
					   84,003	   76,049	  310,850	  325,946

 	INCOME FROM ELECTRIC OPERATIONS		   37,912	   42,708	  120,120	  103,618

NATURAL GAS UTILITY:

REVENUES:
	Revenues (other than gas supply cost revenues)		   37,888	   32,099	   99,248	   91,370
	Gas supply cost revenues		   10,076	    8,898	   22,839	   19,517
	Intersegment revenues		      207	      351	      701	    1,063
					   48,171	   41,348	  122,788	  111,950


EXPENSES:
	Gas supply costs		   10,076	    8,898	   22,839	   19,517
	Other production, gathering and exploration		    2,366	    2,611	    9,397	    9,656
	Transmission and distribution		    3,070	    2,581	   11,423	   10,403
	Selling, general and administrative		    4,348	    4,388	   17,121	   17,765
	Taxes other than income taxes		    4,012	    3,545	   15,308	   13,833
	Depreciation, depletion and amortization		    2,931	    2,699	   11,026	   10,116
					   26,803	   24,722	   87,114	   81,290

	INCOME FROM GAS OPERATIONS		   21,368	   16,626	   35,674	   30,660

INTEREST EXPENSE AND OTHER INCOME:
	Interest		   11,740	   11,094	   44,676	   43,357
	Other (income) deductions - net		     (495)	   (2,087)	   (3,826)	   (5,755)
					   11,245	    9,007	   40,850	   37,602

INCOME BEFORE INCOME TAXES		   48,035	   50,327	  114,944	   96,676

INCOME TAXES		   19,027	   19,360	   43,713	   36,574

UTILITY NET INCOME		$  29,008	$  30,967	$  71,231	$  60,102


ENTECH OPERATIONS	Exhibit 99c

		  Quarter Ended	Twelve Months Ended
		    March 31,     	     March 31,
		  1996	  1995	  1996	  1995
		          Thousands of Dollars
COAL

REVENUES:
	Revenues		$  38,390	$  53,083	$ 192,757	$ 240,309
	Intersegment revenues		    8,197	      298	   33,559	   30,973
					   46,587	   53,381	  226,316	  271,282

EXPENSES:
	Cost of sales		   27,536	   40,440	  142,599	  168,357
	Selling, general and administrative		    4,121	    7,815	   25,179	   29,683
	Taxes other than income taxes		    5,375	    5,540	   27,045	   32,773
	Depreciation, depletion and amortization		    1,143	    3,743	    8,587	   12,878
	Writedown of Long-Lived Assets		         	         	   55,102
				   38,175	   57,538	  258,512	  243,691

 	INCOME FROM COAL OPERATIONS		    8,412	   (4,157)	  (32,196)	   27,591

OIL AND NATURAL GAS:

REVENUES:
	Revenues		   29,063	   23,269	  105,991	   95,092
	Intersegment revenues		       99	      132	      208	      302
					   29,162	   23,401	  106,199	   95,394

EXPENSES:
	Cost of sales		   17,649	   12,861	   65,313	   51,342
	Selling, general and administrative		    2,426	    2,242	    9,503	    8,552
	Taxes other than income taxes		      834	      630	    2,537	    3,070
	Depreciation, depletion and amortization		    3,953	    4,488	   17,033	   18,357
	Writedown of Long-Lived Assets		         	         	   19,194
					   24,862	   20,221	  113,580	   81,321

	INCOME FROM OIL AND NATURAL GAS OPERATIONS		    4,300	    3,180	   (7,381)	   14,073

OTHER OPERATIONS:

REVENUES:
	Revenues		    6,494	    6,283	   26,249	   24,503
	Intersegment revenues		      192	      286	      837	      832
					    6,686	    6,569	   27,086	   25,335

EXPENSES:
	Cost of sales		    4,428	    4,356	   17,198	   16,930
	Selling, general and administrative		    1,231	    1,271	    4,483	    5,005
	Taxes other than income taxes		       91	       81	      352	      297
	Depreciation, depletion and amortization		      397	      403	    1,740	    1,874
					    6,147	    6,111	   23,773	   24,106

	INCOME FROM OTHER OPERATIONS		      539	      458	    3,313	    1,229

INTEREST EXPENSE AND OTHER INCOME:
	Interest		      929	    2,348	    3,177	    3,459
	Other (income) deductions - net		      877	   (1,208)	   (4,778)	   (5,300)
					    1,806	    1,140	   (1,601)	   (1,841)

INCOME BEFORE INCOME TAXES		   11,445	   (1,659)	  (34,663)	   44,734

INCOME TAXES		    2,907	   (3,328)	  (21,013)	    7,005

ENTECH NET INCOME		$   8,538	$   1,669	$ (13,650)	$  37,729



INDEPENDENT POWER GROUP OPERATIONS	Exhibit 99d

		  Quarter Ended	Twelve Months Ended
		    March 31,     	     March 31,
		  1996	  1995	  1996  	  1995
		          Thousands of Dollars
REVENUES:
	Revenues		$ 19,717	$ 20,024	$ 78,788	$ 92,716
	Earnings from unconsolidated investments		   2,709	   1,180	   4,154	   2,500
	Intersegment revenues		      69	     336	     530	   1,539
					  22,495	  21,540	  83,472	  96,755

EXPENSES:
	Operation and maintenance		  16,612	  17,276	  67,636	  74,296
	Selling, general and administrative		     822	     814	   3,565	   4,274
	Taxes other than income taxes		     431	     520	   1,741	   2,004
	Depreciation and amortization		     784	     740	   3,221	   2,769
				  18,649	  19,350	  76,163	  83,343

 	INCOME FROM OPERATIONS	     3,846	   2,190	   7,309	  13,412

INTEREST EXPENSE AND OTHER INCOME:
	Interest		        	        	      21	      15
	Other (income) deductions - net		    (792)	    (750)	  (3,451)	  (5,013)
					    (792)	    (750)	  (3,430)	  (4,998)

INCOME BEFORE INCOME TAXES		   4,638	   2,940	  10,739	  18,410

INCOME TAXES		   1,869	   1,244	   5,400	   7,495

IPG NET INCOME		$  2,769	$  1,696	$  5,339	$ 10,915



	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

	    THE MONTANA POWER COMPANY
	          (Registrant)

	By /s/ J. P. Pederson
		J. P. Pederson
	   Vice President and Chief
	     Financial Officer

Dated:  April 23, 1996












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